UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LATTICE SEMICONDUCTOR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Lattice Semiconductor Corporation

5555 NE Moore Court, Hillsboro, Oregon 97124

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Tuesday, May 5, 2009

The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/lscc

LATTICE SEMICONDUCTOR CORPORATION

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 21, 2009 to facilitate timely delivery.

Dear Lattice Semiconductor Corporation Stockholder:

The 2009 Annual Meeting of Stockholders of Lattice Semiconductor Corporation (the “Company”) will be held at the Lattice Semiconductor Corporate Headquarters, 5555 NE Moore Court, Hillsboro Oregon 97124, on Tuesday, May 5, 2009, at 1:30 p.m. (local time).

Proposals to be considered at the Annual Meeting:

(1) to elect two Class I directors, for a term of three years;

(2) consider a proposal to amend our Restated Certificate of Incorporation to effect the declassification of our Board of Directors over the next three years; and

(3) to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2010.

The Board of Directors recommends a vote “FOR” the election of Bruno Guilmart and Balaji Krishnamurthy as Class II directors of the Company and “FOR” Items 2 and 3.

The Board of Directors has fixed the close of business on March 13, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

You may vote your proxy when you view the materials on the Internet.

You will be asked to enter this 11-digit control number

CONTROL NUMBER

45338

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on our website, www.latticesemi.com.

Meeting Location:

Lattice Semiconductor Corporation

5555 NE Moore Court,

Hillsboro, OR 97124

The following materials are available for you to review on line:

the Company’s 2009 Proxy Statement (including all attachments thereto);

the Company Annual Report for the year ended January 3, 2009 (which is not deemed to be part of the official proxy soliciting materials); and

any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number)

Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688),

Email: shrrelations@bnymellon.com

Internet http://bnymellon.mobular.net/bnymellon/lscc

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Lattice Semiconductor Corporation are available to review at:

http://bnymellon.mobular.net/bnymellon/lscc

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this card in hand when you access the above web site. On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares

45338